Exhibit 99.1
Energy Recovery Reports 47% Quarterly Product Revenue Growth in Third Quarter

SAN LEANDRO, Calif. - November 2, 2022 - Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the third quarter ended September 30, 2022.

Third Quarter Highlights:
•Revenue of $30.5 million. Full year revenue guidance of $121–$125 million, or 16%–20% year-on-year growth, within gross margin expectations guided last year.
•Income from operations of $4.9 million and adjusted income from operations(1) of $6.8 million.
•Net income of $4.8 million, or $0.08 per share, and adjusted net income per share(1) of $0.12.
•Adjusted EBITDA(1) of $7.7 million.
•Cash and investments of $86.6 million, which include cash, cash equivalents, and short-term and long-term investments.
•We successfully installed and commissioned our PX G1300™ fully integrated with the CO2 refrigeration rack for Vallarta Supermarkets in California.
•We released our third annual Environmental, Social, and Governance (“ESG”) report which can be found on our website and using this link: https://ir.energyrecovery.com/websites/energyrecover/English/6500/esg-at-energy-recovery.html#.

Robert Mao, Chairman, President and CEO, commented on the financial results, “We continue to make important strides in all three of our businesses, and believe we have the right products and strategy to deliver on our goals despite the challenging macro-economic environment. In our CO2 refrigeration business, we have gone live with the installation of our PX G1300 with Vallarta Supermarkets in California. This is the second installation in a grocery store for the PX G1300, and we are collecting valuable data and proving the efficiency gains the PX G1300 delivers in CO2 refrigeration racks.”

Mr. Mao added, “In addition, the reference designs published on our website have piqued the interest of additional commercial and industrial refrigeration manufacturers. As a result of this, we will be shipping PX G1300 units to various customers for installation in the later part of this year, or early 2023. These units will be used for initial deployments in both commercial and industrial refrigeration applications.”

“Sales in our industrial wastewater business continue to grow and we should exceed our full-year guidance of $3.0 million. In our water business we launched the PX Q400 pressure exchanger, which is the next evolution of our PX® Pressure Exchanger® technology. This new addition to our PX offering is our most efficient PX available for use in both SWRO and industrial wastewater applications.”

Financial Highlights
Third Quarter (Quarter to Date)

	GAAP			Non-GAAP(1)
	Q3 2022	Q3 2021	vs. Q3 2021	Q3 2022	Q3 2021	vs. Q3 2021
	(In millions except for percentages, basis points and per share amounts)
Revenue	$30.5	$20.8	up 47%	$30.5	$20.8	up 47%
Gross margin	69.1%	70.6%	down 150 bps	69.5%	71.1%	down 160 bps
Operating margin	16.1%	6.9%	up 920 bps	22.4%	12.8%	up 960 bps
Net income	$4.8	$1.1	up 347%	$6.5	$2.3	up 182%
Net income per share	$0.08	$0.02	up 300%	$0.12	$0.04	up 200%
Effective tax rate	7.2%	26.8%		8.7%	14.9%
Adjusted EBITDA				$7.7	$3.7	up 109%
Free cash flow				($1.6)	($6.7)

Fiscal Year (Year to Date)

	GAAP			Non-GAAP(1)
	2022	2021	2022 vs. 2021	2022	2021	2022 vs. 2021
	(In millions, except net income per share, percentages and basis points)
Revenue	$83.3	$70.3	up 18%	$83.3	$70.3	up 18%
Gross margin	69.0%	68.4%	up 60 bps	69.4%	68.8%	up 60 bps
Operating margin	12.3%	11.2%	up 110 bps	20.3%	17.7%	up 260 bps
Net income	$10.3	$9.0	up 15%	$15.8	$11.2	up 41%
Net income per share	$0.18	$0.15	up 20%	$0.28	$0.20	up 40%
Effective tax rate	3.5%	(12.4%)		9.1%	11.0%
Adjusted EBITDA				$19.8	$15.5	up 28%
Free cash flow				$3.3	$2.4

(1)“Adjusted income from operations,” “Adjusted net income per share,” “Free cash flow” and “Adjusted EBITDA” are non-GAAP financial measures. Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures.”

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expectations on full year revenue and gross margin guidance; our belief that the PX Q400 is the highest performing PX available for SWRO and industrial wastewater facilities; and our belief that the Company has the right products and strategy to survive the macro-economic environment and our goals. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted income from operations, adjusted net income per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Third Quarter and Year to Date 2022 Financial Results
•Adjusted income from operations is a non-GAAP financial measure that the Company defines as income from operations which excludes i) share-based compensation; and ii) non-recurring costs, such as severance costs and accelerated depreciation.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income, which excludes i) share-based compensation; and ii) non-recurring costs, such as severance costs and accelerated depreciation, and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income which excludes i) depreciation and amortization; ii) share-based compensation; iii) non-recurring costs, such as severance costs; iv) other income, net, such as interest income and other non-operating (expense) income, net; and v) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Third Quarter 2022 Financial Results
LIVE CONFERENCE CALL:
Wednesday, November 2, 2022, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: Friday, December 2, 2022
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13732700

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet at:
ir.energyrecovery.com/websites/energyrecover/English/2200/calendar.html

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery, Inc., creates technologies that solve complex challenges for commercial and industrial fluid-flow markets worldwide. Building on an innovative pressure exchanger technology platform, they design and manufacture solutions that make commercial and industrial processes more efficient and sustainable. What began as a game-changing invention for desalination has grown into a global business accelerating the environmental sustainability of customers’ operations in multiple industries. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com
+1 (281) 962-8105

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2022	December 31, 2021
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$86,558	$107,988
Accounts receivable and contract assets	19,313	21,108
Inventories, net	32,132	20,383
Prepaid expenses and other assets	5,486	4,582
Property, equipment and operating leases	32,234	35,014
Goodwill and other intangible assets	12,819	12,827
Deferred tax assets and other assets	11,579	11,788
TOTAL ASSETS	$200,121	$213,690

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$13,250	$14,903
Contract liabilities	2,209	3,406
Lease liabilities	15,284	16,443
Other liabilities, non-current	75	159
Total liabilities	30,818	34,911

Stockholders’ equity	169,303	178,779
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$200,121	$213,690

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In thousands, except per share data)
Revenue	$30,462	$20,781	$83,300	$70,328
Cost of revenue	9,417	6,089	25,835	22,251
Gross profit	21,045	14,692	57,465	48,077

Operating expenses
General and administrative	7,608	5,853	21,155	18,641
Sales and marketing	4,703	2,996	11,916	8,236
Research and development	3,828	4,416	14,170	13,342
Total operating expenses	16,139	13,265	47,241	40,219
Income from operations	4,906	1,427	10,224	7,858
Other income, net	254	37	477	158
Income before income taxes	5,160	1,464	10,701	8,016
Provision for (benefit from) income taxes	371	393	377	(990)
Net income	$4,789	$1,071	$10,324	$9,006

Net income per share
Basic	$0.09	$0.02	$0.18	$0.16
Diluted	$0.08	$0.02	$0.18	$0.15

Number of shares used in per share calculations
Basic	55,881	57,026	56,291	57,053
Diluted	57,372	58,709	57,708	58,785

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net income	$10,324	$9,006
Non-cash adjustments	11,136	8,153
Net cash used in operating assets and liabilities	(15,192)	(9,865)
Net cash provided by operating activities	6,268	7,294

Cash flows from investing activities:
Net investment in marketable securities	(1,857)	(22,653)
Capital expenditures, net	(2,265)	(4,894)
Net cash used in investing activities	(4,122)	(27,547)

Cash flows from financing activities:
Net proceeds from issuance of common stock	2,244	8,939
Repurchase of common stock	(26,654)	(17,156)
Net cash used in financing activities	(24,410)	(8,217)

Effect of exchange rate differences	38	(40)
Net change in cash, cash equivalents and restricted cash	$(22,226)	$(28,510)
Cash, cash equivalents and restricted cash, end of period	$52,235	$65,848

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	vs. 2021	2022	2021	vs. 2021
	(In thousands, except percentages)
Megaproject	$17,347	$13,275	up 31%	$51,257	$50,307	up 2%
Original equipment manufacturer	9,032	4,844	up 86%	21,392	11,909	up 80%
Aftermarket	4,083	2,662	up 53%	10,651	8,112	up 31%
Total Revenues	$30,462	$20,781	up 47%	$83,300	$70,328	up 18%

Segment Activity

	Three Months Ended September 30, 2022				Three Months Ended September 30, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$30,462	$—	$—	$30,462	$20,767	$14	$—	$20,781
Cost of revenue	9,417	—	—	9,417	6,089	—	—	6,089
Gross profit	21,045	—	—	21,045	14,678	14	—	14,692

Operating expenses
General and administrative	1,911	878	4,819	7,608	1,437	1,373	3,043	5,853
Sales and marketing	3,242	960	501	4,703	2,250	327	419	2,996
Research and development	1,216	2,612	—	3,828	762	3,654	—	4,416
Total operating expenses	6,369	4,450	5,320	16,139	4,449	5,354	3,462	13,265
Operating income (loss)	$14,676	$(4,450)	$(5,320)	$4,906	$10,229	$(5,340)	$(3,462)	$1,427

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$83,191	$109	$—	$83,300	$70,275	$53	$—	$70,328
Cost of revenue	25,817	18	—	25,835	22,251	—	—	22,251
Gross profit	57,374	91	—	57,465	48,024	53	—	48,077

Operating expenses
General and administrative	4,909	3,140	13,106	21,155	4,777	3,854	10,010	18,641
Sales and marketing	8,197	2,120	1,599	11,916	6,535	735	966	8,236
Research and development	3,159	11,011	—	14,170	1,858	11,484	—	13,342
Total operating expenses	16,265	16,271	14,705	47,241	13,170	16,073	10,976	40,219
Operating income (loss)	$41,109	$(16,180)	$(14,705)	$10,224	$34,854	$(16,020)	$(10,976)	$7,858

Share-based Compensation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$124	$86	$370	$314
General and administrative	743	628	2,735	2,235
Sales and marketing	426	271	1,232	1,048
Research and development	205	248	767	979
Total stock-based compensation expense	$1,498	$1,233	$5,104	$4,576

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q3'2022	Q3'2021	2022	2021
	(In millions, except shares, per share and percentages)
Gross margin (GAAP)	69.1%	70.6%	69.0%	68.4%
Share-based compensation	0.4%	0.5%	0.4%	0.4%
Adjusted gross margin (non-GAAP)	69.5%	71.1%	69.4%	68.8%

Income from operations (GAAP)	$4.9	$1.4	$10.2	$7.9
Share-based compensation	1.5	1.2	5.1	4.6
Severance	—	—	0.3	—
Accelerated depreciation	—	—	0.9	—
Litigation charges	0.4	—	0.4	—
Adjusted income from operations (non-GAAP)	$6.8	$2.7	$16.9	$12.4

Operating margin (GAAP)	16.1%	6.9%	12.3%	11.2%
Share-based compensation	4.9%	5.9%	6.1%	6.5%
Severance	—%	—%	0.4%	—%
Accelerated depreciation	—%	—%	1.0%	—%
Litigation charges	1.4%	—%	0.5%	—%
Adjusted operating margin (non-GAAP)	22.4%	12.8%	20.3%	17.7%

Net income (GAAP)	$4.8	$1.1	$10.3	$9.0
Share-based compensation (2)	1.5	1.2	5.1	4.6
Severance (2)	—	—	0.3	—
Accelerated depreciation (2)	—	—	0.7	—
Litigation charges (2)	0.4	—	0.4	—
Share-based compensation discrete tax item	(0.2)	—	(1.0)	(2.4)
Adjusted net income (non-GAAP)	$6.5	$2.3	$15.8	$11.2

Net income per share (GAAP)	$0.08	$0.02	$0.18	$0.15
Adjustments to net income per share (3)	0.04	0.02	0.10	0.05
Adjusted net income per share (non-GAAP)	$0.12	$0.04	$0.28	$0.20

Shares used in calculating adjusted net income per share (in thousands)
Diluted shares (GAAP)	57,372	58,709	57,708	58,785
Less: Dilutive equity awards	1,491	1,683	1,417	1,732
Diluted shares (non-GAAP)	55,881	57,026	56,291	57,053

Effective tax rate (GAAP)	7.2%	26.8%	3.5%	(12.4%)
Adjustments to effective tax rate (4)	1.5%	(11.9%)	5.6%	23.3%
Adjusted effective tax rate (non-GAAP)	8.7%	14.9%	9.1%	11.0%

Net income (GAAP)	$4.8	$1.1	$10.3	$9.0
Share-based compensation	1.5	1.2	5.1	4.6
Severance	—	—	0.3	—
Depreciation and amortization	0.9	1.0	3.8	3.1
Litigation charges	0.4	—	0.4	—
Other income, net	(0.3)	—	(0.5)	(0.2)
Provision for (benefit from) income taxes	0.4	0.4	0.4	(1.0)
Adjusted EBITDA (non-GAAP)	$7.7	$3.7	$19.8	$15.5

Free cash flow
Net cash provided by (used in) operating activities	$(1.2)	$(4.2)	$6.3	$7.3
Capital expenditures	(0.4)	(2.5)	(3.0)	(4.9)
Free cash flow (non-GAAP)	$(1.6)	$(6.7)	$3.3	$2.4

(1)Amounts may not total due to rounding.
(2)Amount presented are net of tax.
(3)Adjustments to net income per share reflects the adjustments for share-based compensation discrete tax item, and share-based compensation, severance costs and accelerated depreciation, net of taxes, on a per share basis.
(4)Adjustments to effective tax rate reflects adjustments for share-based compensation discrete tax item, share-based compensation, severance costs and accelerated depreciation.